UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2009

ONE LIBERTY PROPERTIES, INC.
(Exact name of Registrant as specified in charter)

Maryland	001-09279	13-3147497
(State or other	(Commission file No.)	(IRS Employer
jurisdiction of		I.D. No.)
incorporation)

60 Cutter Mill Road, Suite 303, Great Neck, New York    11021
 (Address of principal executive offices)                   (Zip code)

516-466-3100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 11, 2009, the Board of Directors of One Liberty Properties, Inc. (the “Company”) adopted an amendment to its Code of Business Conduct and Ethics.  The Code of Business Conduct and Ethics was amended to add a prohibition on the Company’s officers, directors, employees, agents and consultants from providing gifts or other items of value to governmental employees.  A copy of the amended Code of Business Conduct and Ethics, dated December 11, 2009, is attached hereto as Exhibit 14.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

14.1 Code of Business Conduct and Ethics as amended through December 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE LIBERTY PROPERTIES, INC.

Date: December 17, 2009	By: /s/ Simeon Brinberg
Senior Vice President
Simeon Brinberg